UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 8, 2005 (Date of earliest event reported)
Theravance, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30319 (Commission File Number)	94-3265960 (IRS Employer Identification Number)

901 Gateway Boulevard, South San Francisco, CA (Address of principal executive offices)		94080 (Zip Code)
650-808-6000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors

Eve E. Slater, M.D., F.A.C.C. has been appointed to the Board of Directors of Theravance, Inc. effective December 8, 2005. Dr. Slater filled a vacancy on the Board and the Board now consists of eleven members, including Dr. Slater. Dr. Slater is not currently on any standing committees of the Board of Directors.

Dr. Slater currently serves on the board of directors of Vertex Pharmaceuticals Incorporated, AnorMED Inc., Phase Forward Incorporated and VaxGen, Inc.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

            99.1       Press Release of Theravance, Inc. dated December 12, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2005	THERAVANCE, INC. By: /s/ Rick E Winningham Rick E Winningham Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Theravance, Inc. dated December 12, 2005